UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2003

ASTRONICS CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-7087	16-0959303

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Commerce Way, East Aurora, New York		14052

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number; including area code		716-805-1599

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.
99.1 Press Release dated October 23, 2003.

Item 12. Results of Operations and Financial Condition.

On October 23, 2003, Astronics Corporation issued a press release announcing financial results for the quarter ended September 27, 2003. The press release is annexed as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Form 8-K and the Exhibit annexed hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRONICS CORPORATION

Date: October 23, 2003	By: /s/ David C. Burney

Name: David C. Burney
Title: Vice President and Chief Financial Officer

Exhibit Number	Description
99.1	Earnings Release of Astronics Corporation dated October 23, 2003.